Exhibit 10.92

NOTE MODIFICATION AGREEMENT

THIS NOTE MODIFICATION AGREEMENT (“Agreement”) is dated as of March 31, 2007, by and among STANFORD INTERNATIONAL BANK LIMITED, an Antiguan banking corporation (“SIBL”), and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (“ALHI”), REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company (“RCAC”), AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation (“ALMT”), ORLANDO HOLIDAYS, INC., a Florida corporation (“OHI”), AMERICAN LEISURE, INC., a Florida corporation (“AL”), WELCOME TO ORLANDO, INC., a Florida corporation (“WTO”), AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation (“ATMG”), HICKORY TRAVEL SYSTEMS, INC., a Delaware corporation (“HTS”), CASTLECHART LIMITED, a United Kingdom private limited company (“CC”), and MALCOLM J. WRIGHT (“Wright”).

RECITALS

A. SIBL is the owner and holder of the following Promissory Notes:

1. $15,300,000.00 Fourth Renewed, Amended and Increased Promissory Note dated January 31, 2007, originally issued by RCAC in favor of SIBL (the “$15,300,000 Note”). The payment of this $15,300,000 Note is secured and governed by, among other things, a Mortgage and Security Agreement recorded in Official Records Book 2855, at Page 1243 of the Public Records of Osceola County, Florida, as amended by that certain Mortgage Modification Agreement and Future Advance Certificate made as of January 5, 2006 and recorded on January 18, 2006 in Official Records Book 3034, at Page 2915 of the Public Records of Osceola County, Florida, as further amended by that certain Second Mortgage Modification Agreement and Future Advance Certificate made as of November 22, 2006 and recorded on December 1, 2006 in Official Records Book 3345, at Page 2054 of the Public Records of Osceola County, Florida, as further amended by that certain Third Mortgage Modification Agreement and Future Advance Certificate made as of December 22, 2006 and recorded in the Public Records of Osceola County, Florida, and as further amended by that certain Fourth Mortgage Modification Agreement and Future Advance Certificate made as of January 17, 2007, (collectively, the “$15,300,000 Mortgage”).

2. $3,000,000 Promissory Note dated June 17, 2004, originally issued by ALMT, OHI, AL, WTO, ATMG, HTS, and ALHI in favor of SVCH, which Note has been assigned by SVCH to SIBL effective as of November 30, 2004 (the “$3,000,000 Note”). The payment of this $3,000,000 Note is secured by that certain stock pledge agreement dated as of June 17, 2004 entered into by and among ALHI and SVCH pursuant to which ALHI pledged to SVCH all of the issued and outstanding stock of ALMI, OHI, AL, WTO and certain of the issued and outstanding stock of ATMG and HTS (the “Principal Stock Pledge Agreement”) and that certain security agreement entered into by and among ALHI, OHI, AL, WTO, ATMG, HTS and SVCH pursuant to which ALHI, OHI, AL, WTO, ATMG, and HTS granted to SVCH a perfected security interest in all of the property and rights associated with their respective business other than accounts receivable (the “Security Agreement”).

3. $1,355,000 Second Renewal Promissory Note date as of December 13, 2004, originally issued by Carribean Leisure Marketing Limited, an Antiguan limited company (“CLM”), CC and ALHI in favor of SVCH, which Note has been assigned by SVCH to SIBL effective as of November 30, 2004 (the “$1,355,000 Note”). The payment of this $1,355,000 Note is secured by that certain Additional Stock Pledge Agreement dated as of June 17, 2004, as amended by that certain First Amendment to Credit Agreement and Additional Stock Pledge Agreement dated as of September 10, 2004, and that certain Third Amendment to Credit Agreement and Second Amendment to Additional Stock Pledge Agreement, dated as of December 13, 2004, and by that certain Fourth Amendment to Credit Agreement and Third Amendment to Additional Stock Pledge Agreement dated as of September 7, 2005.

Notwithstanding the foregoing, the parties agree that CLM is hereby released and discharged from any and all liability under the $1,355,000 Note.

4. $305,000 Secured Promissory Note dated as of September 7, 2005, issued by CLM, CC and ALHI in favor of SIBL (the “$305,000 Note”). The payment of this $305,000 Note is secured by that certain Additional Stock Pledge Agreement dated as of June 17, 2004, as amended by that certain First Amendment to Credit Agreement and Additional Stock Pledge Agreement dated as of September 10, 2004, that certain Third Amendment to Credit Agreement and Second Amendment to Additional Stock Pledge Agreement, dated as of December 13, 2004, and by that certain Fourth Amendment to Credit Agreement and Third Amendment to Additional Stock Pledge Agreement dated as of September 7, 2005.

5. $10,000,000 Promissory Note dated as of March 13, 2007, issued by ALHI in favor of SIBL (the “$10,000,000 Note”). The payment of this $10,000,000 Note is secured and governed by, among other things, a Mortgage and Security Agreement dated March 13, 2007 and recorded March 15, 2007 in Official Records Book 7211, at Page 2039 of the Public Records of Polk County, Florida (the “$10,000,000 Mortgage”).

B. Wright is the Chief Executive Officer and a major stockholder of ALHI and directly or indirectly owns a substantial equity interest in the obligors (the “Borrowers”) under the above-described promissory notes (each a “Note” and collectively the “Notes”).

C. Wright is the guarantor (“Guarantor”) of the $15,300,000 Note under that certain Irrevocable and Unconditional Guaranty of Payment dated July 8, 2005 (the “Guaranty”).

D. Wright and the Borrowers have requested that SIBL grant certain extensions of the payments required under the Notes, and SIBL is agreeable to same.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the forgoing recitals are true and correct and further acknowledge and agree as follows:

1. The Maturity Date of the $15,300,000 Note is hereby extended to the earlier to occur of (i) a public offering by AMLH, or any company that acquires a majority of any class of capital stock or assets of AMLH, which raises no less than $100,000,000; or (ii) August 1, 2008 (the “New Maturity Date’). Interest on the $15,300,000 Note has been paid through September 30, 2006. Interest accruing from October 1, 2006 through the New Maturity Date shall be due and payable on the New Maturity Date. Provided no event of default exists under the $15,300,000 Note, no payments shall be required prior to the New Maturity Date.

2. The Maturity Date of the $3,000,000 Note is hereby extended to the New Maturity Date. Interest on the $3,000,000 Note has been paid through September 30, 2006. Interest accruing from October 1, 2006 through the New Maturity Date shall be due and payable on the New Maturity Date. Provided no event of default exists under the $3,000,000 Note, no payments shall be required prior to the New Maturity Date.

3. The Maturity Date of the $1,355,000 Note is hereby extended to the New Maturity Date. Interest on the $1,355,000 Note has been paid through September 30, 2006. Interest accruing from October 1, 2006 through the New Maturity Date shall be due and payable on the New Maturity Date. Provided no event of default exists under the $1,355,000 Note, no payments shall be required prior to the New Maturity Date.

4. The Maturity Date of the $305,000 Note is hereby extended to the New Maturity Date. Interest on the $305,000 Note has been paid through September 30, 2006. Interest accruing from October 1, 2006 through the New Maturity Date shall be due and payable on the New Maturity Date. Provided no event of default exists under the $305,000 Note, no payments shall be required prior to the New Maturity Date.

5. The Maturity Date of the $10,000,000 Note is hereby extended to the New Maturity Date. No Interest on the $10,000,000 Note has been paid as of the date of this Agreement. Interest accruing from March 13, 2007 through the New Maturity Date shall be due and payable on the New Maturity Date. Provided no event of default exists under the $10,000,000 Note, no payments shall be required prior to the New Maturity Date.

6. Guarantor hereby consents to the modifications of the Notes set forth above and reaffirms its Guaranty.

7.  General Provisions.

(a) This Agreement and all provisions hereof shall be binding upon Borrowers and all persons claiming under or through Borrowers, and shall inure to the benefit of SIBL, together with its successors and assigns, including each owner and holder from time to time of this Agreement.

(b) Time is of the essence as to all dates set forth herein.

(c) Borrowers and Guarantor agree that its liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by SIBL; and Borrowers and Guarantor consent to any indulgences and all extensions of time, renewals, waivers, or modifications that may be granted by SIBL with respect to the payment or other provisions of this Agreement, and to any substitution, exchange or release of the collateral, or any part thereof, with or without substitution, and agrees to the addition or release of any Borrowers, endorsers, guarantors, or sureties, all whether primarily or secondarily liable, without notice to Borrowers and without affecting its liability hereunder.

(d) To the fullest extent permitted by law, Borrowers and Guarantor hereby waive and renounce for itself, its successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, or exemption and homestead laws now provided, or which may hereafter be provided, by the laws of the United States and of any state thereof against the enforcement and collection of the obligations evidenced by this Agreement or the Notes.

(e) The undersigned shall pay all documentary stamp taxes, if any, intangible taxes, if any, recording and filing costs and fees, SIBL's attorney's fees and all other reasonable and necessary costs and fees whatsoever incurred with respect to, growing from or arising out of this Agreement and any other document or instrument executed in connection with this Agreement. If at any time the State of Florida shall determine that the intangible tax or documentary stamp tax paid in connection with the Notes, this Agreement, the $15,300,000 Mortgage, the $10,000,000 Mortgage, the Principal Stock Pledge Agreement, the Security Agreement, or any document executed in connection therewith or any modification, substitution or amendment thereof (collectively, the “Loan Documents”), is insufficient for any reason whatsoever and that any additional intangible tax or documentary stamp tax should be paid, then the undersigned shall pay the same upon such determination together with all interest and/or penalties imposed in connection therewith. The undersigned hereby agrees to indemnify, defend and hold SIBL harmless therefrom. If any such sums are advanced by SIBL, they shall be due and payable on demand and shall bear interest at the default rate until paid.

(f) The Borrowers and Guarantor hereby represent and warrant unto SIBL that (i) the Loan Documents are valid and binding obligations of the Borrowers, enforceable in accordance with their terms; (ii) the obligations under the Notes, shall continue to be secured by the Loan Documents without novation or interruption; (iii) no payment of interest which has been made to the SIBL nor contracted to be made to the SIBL has resulted or will result in the computation or earnings of interest in excess of the maximum lawful rate; (iv) no payment of interest which has been made to SIBL nor contracted to be made to SIBL has resulted or will result in the computation or earnings of interest in excess of the maximum lawful rate; (v) no oral representations, statements, or inducements have been made by SIBL with respect to the Loan or this Agreement; (vi) Borrowers have the full power and authority to enter into and perform its obligations hereunder and each transaction contemplated hereby; (vii) the execution and delivery by Borrowers of this Agreement and each other document contemplated hereby and its performance of its obligations hereunder and thereunder have been duly authorized by all necessary proceedings on the part of Borrowers; (viii) Borrowers are current on all taxes applicable to Borrowers, any of its properties or its business and has not filed any lawsuit, appeal or other proceeding challenging any tax assessment against Borrowers, any of its properties or its business; and (ix) there are no judgments outstanding against Borrowers and there is no action, suit, proceeding, or investigation now pending (or to the best of Borrowers’ knowledge after diligent inquiry, threatened) against, involving or affecting Borrowers, at law, in equity or before any governmental authority that if adversely determined as to Borrowers would result in a material adverse change in the business or financial condition of the Borrowers.

(g) The Loan Documents and all representations and warranties contained therein, all of the documents executed in connection with the foregoing and any and all modifications, amendments, affirmations and extensions to any and all of the foregoing are hereby ratified, confirmed and approved in all respects as of the date hereof.

(h) Guarantor represents and warrants unto SIBL that (i) the Guaranty is a valid and binding obligation of Guarantor, enforceable in accordance with its terms; (ii) any reference in the Guaranty to any of the Loan Documents shall mean as the same may from time to time hereafter be extended, amended, modified or restated; (iii) the Guaranty guarantees the repayment of the $15,300,000 Note as evidenced by the $15,300,000 Note; (iv) all of the terms, covenants, conditions, representations, warranties and agreements contained in the Guaranty are hereby ratified and confirmed in all respects; (v) no oral representations, statements, or inducements have been made by SIBL with respect to the Guaranty or this Agreement; (vi) all of Guarantor's representations and warranties to SIBL in the Loan Documents are true and correct on this date, as if made on this date, except to the extent any of them expressly relate to an earlier date; and (vii) since the date of the most recent financial statements delivered to SIBL, there has not been any material adverse change in the financial condition of Guarantor.

(i) The parties may execute this Agreement and any other agreement executed pursuant to it in counterparts. Each executed counterpart will be deemed to be an original, and all of them, together, will constitute the same agreement. This Agreement will become effective as of its stated date of execution, when each party has signed a counterpart and all the executed counterparts have been delivered to SIBL.

8. RELEASE: AS A MATERIAL INDUCEMENT FOR SIBL TO EXECUTE THIS AGREEMENT, BORROWERS AND GUARANTOR DO HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE SIBL, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH BORROWERS OR GUARANTOR EVER HAD, NOW HAVE, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWERS OR GUARANTOR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST SIBL, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE HEREOF. BORROWERS AND GUARANTOR FURTHER EXPRESSLY AGREE THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA OR ANY APPLICABLE JURISDICTION. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF SIBL'S EXECUTION OF THIS AGREEMENT, BORROWERS AND GUARANTOR COVENANT WITH AND WARRANT UNTO SIBL, AND ITS AFFILIATES AND ASSIGNS, THAT BORROWERS AND GUARANTOR HEREBY WAIVE AND RELEASE SIBL FROM ANY CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST SIBL OR THE OBLIGATION OF BORROWER AND GUARANTOR TO PAY THE LOAN EVIDENCED BY THIS AGREEMENT AND THE NOTES TO SIBL WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

9. Except as specifically modified herein, all terms of the Notes relating thereto shall remain in full force and effect.

WAIVER OF TRIAL BY JURY: BORROWERS, GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, SIBL, EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS AGREEMENT AND THE NOTES, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTES, THIS AGREEMENT, OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF GUARANTOR AND BORROWERS, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

[Continues on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Note on the day and year first above written.

STANFORD INTERNATIONAL BANK LIMITED, an Antiguan banking corporation By: /s/ James M. Davis James M. Davis Chief Financial Officer
AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation By: /s/ Malcolm J. Wright Malcolm J. Wright, its Chief Executive Officer
REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company By: /s/ Malcolm J. Wright Malcolm J. Wright, its Manager
AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation By: /s/ Malcolm J. Wright Malcolm J. Wright, its President
ORLANDO HOLIDAYS, INC., a Florida corporation By: /s/ Malcolm J. Wright Malcolm J. Wright, its President

AMERICAN LEISURE, INC., a Florida corporation By: /s/ Malcolm J. Wright Malcolm J. Wright, its President
WELCOME TO ORLANDO, INC., a Florida corporation By: /s/ Malcolm J. Wright Malcolm J. Wright, its President
AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation By: /s/ Malcolm J. Wright Malcolm J. Wright, its President
HICKORY TRAVEL SYSTEMS, INC., a Delaware corporation By: /s/ Michael Crosbie Name: Michael Crosbie Title: Authorized Agent
CASTLECHART LIMITED, a United Kingdom private limited company By: /s/ Malcolm J. Wright Name: Malcom J. Wright Title: Chief Financial Officer
/s/ Malcolm J. Wright MALCOLM J. WRIGHT